Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	March 31	March 31	December	March 31	December 31
	2015	2014	2014	2014	2014
ASSETS
Cash and due from banks	$91,870	$260,389	$105,702	(64.7)%	(13.1)%
Other interest-earning assets	703,667	307,062	423,083	129.2%	66.3%
Loans held for sale	34,124	24,417	17,522	39.8%	94.7%
Investment securities	2,259,802	2,501,198	2,323,371	(9.7)%	(2.7)%
Loans, net of unearned income	13,115,505	12,733,792	13,111,716	3.0%	—%
Allowance for loan losses	(177,701)	(197,089)	(184,144)	(9.8)%	(3.5)%
Net loans	12,937,804	12,536,703	12,927,572	3.2%	0.1%
Premises and equipment	226,241	225,647	226,027	0.3%	0.1%
Accrued interest receivable	42,216	43,376	41,818	(2.7)%	1.0%
Goodwill and intangible assets	531,672	532,747	531,803	(0.2)%	—%
Other assets	535,945	480,350	527,869	11.6%	1.5%
Total Assets	$17,363,341	$16,911,889	$17,124,767	2.7%	1.4%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$13,514,497	$12,669,917	$13,367,506	6.7%	1.1%
Short-term borrowings	410,105	1,069,684	329,719	(61.7)%	24.4%
Other liabilities	312,709	230,108	291,464	35.9%	7.3%
FHLB advances and long-term debt	1,094,517	883,461	1,139,413	23.9%	(3.9)%
Total Liabilities	15,331,828	14,853,170	15,128,102	3.2%	1.3%
Shareholders' equity	2,031,513	2,058,719	1,996,665	(1.3)%	1.7%
Total Liabilities and Shareholders' Equity	$17,363,341	$16,911,889	$17,124,767	2.7%	1.4%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,227,101	$5,137,454	$5,197,155	1.7%	0.6%
Commercial - industrial, financial and agricultural	3,762,631	3,574,130	3,725,567	5.3%	1.0%
Real estate - home equity	1,701,623	1,740,496	1,736,688	(2.2)%	(2.0)%
Real estate - residential mortgage	1,364,788	1,331,465	1,377,068	2.5%	(0.9)%
Real estate - construction	677,806	584,217	690,601	16.0%	(1.9)%
Consumer	257,301	270,021	265,431	(4.7)%	(3.1)%
Leasing and other	124,255	96,009	119,206	29.4%	4.2%
Total Loans, net of unearned income	$13,115,505	$12,733,792	$13,111,716	3.0%	—%
Deposits, by type:
Noninterest-bearing demand	$3,765,677	$3,359,900	$3,640,623	12.1%	3.4%
Interest-bearing demand	3,133,748	2,960,577	3,150,612	5.8%	(0.5)%
Savings deposits	3,567,652	3,346,880	3,504,820	6.6%	1.8%
Time deposits	3,047,420	3,002,560	3,071,451	1.5%	(0.8)%
Total Deposits	$13,514,497	$12,669,917	$13,367,506	6.7%	1.1%
Short-term borrowings, by type:
Customer repurchase agreements	$161,886	$220,426	$158,394	(26.6)%	2.2%
Customer short-term promissory notes	93,176	88,160	95,106	5.7%	(2.0)%
Short-term FHLB advances	155,000	400,000	70,000	(61.3)%	121.4%
Federal funds purchased	43	361,098	6,219	(100.0)%	(99.3)%
Total Short-term Borrowings	$410,105	$1,069,684	$329,719	(61.7)%	24.4%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2015	2014	2014	2014	2014
Interest Income:
Interest income	$145,772	$148,792	$149,594	(2.0)%	(2.6)%
Interest expense	22,191	19,227	21,556	15.4%	2.9%
Net Interest Income	123,581	129,565	128,038	(4.6)%	(3.5)%
Provision for credit losses	(3,700)	2,500	3,000	N/M	N/M
Net Interest Income after Provision	127,281	127,065	125,038	0.2%	1.8%
Non-Interest Income:
Service charges on deposit accounts	11,569	11,711	12,229	(1.2)%	(5.4)%
Investment management and trust services	10,889	10,958	11,188	(0.6)%	(2.7)%
Other service charges and fees	9,363	8,927	10,489	4.9%	(10.7)%
Mortgage banking income	4,688	3,605	3,723	30.0%	25.9%
Investment securities gains	4,145	—	848	N/M	388.8%
Other	4,083	3,305	3,624	23.5%	12.7%
Total Non-Interest Income	44,737	38,506	42,101	16.2%	6.3%
Non-Interest Expense:
Salaries and employee benefits	64,990	59,566	65,398	9.1%	(0.6)%
Net occupancy expense	13,692	13,603	11,481	0.7%	19.3%
Other outside services	5,750	3,812	8,720	50.8%	(34.1)%
Data processing	4,768	3,796	4,346	25.6%	9.7%
Equipment expense	3,958	3,602	3,298	9.9%	20.0%
Software	3,318	2,925	3,271	13.4%	1.4%
Professional fees	2,871	2,904	2,382	(1.1)%	20.5%
FDIC insurance expense	2,822	2,689	2,772	4.9%	1.8%
Other real estate owned and repossession expense	1,362	983	236	38.6%	477.1%
Marketing	1,233	1,584	2,414	(22.2)%	(48.9)%
Operating risk loss	827	1,828	485	(54.8)%	70.5%
Intangible amortization	130	315	315	(58.7)%	(58.7)%
Other	12,757	11,947	12,602	6.8%	1.2%
Total Non-Interest Expense	118,478	109,554	117,720	8.1%	0.6%
Income Before Income Taxes	53,540	56,017	49,419	(4.4)%	8.3%
Income tax expense	13,504	14,234	11,470	(5.1)%	17.7%
Net Income	$40,036	$41,783	$37,949	(4.2)%	5.5%

PER SHARE:
Net income:
Basic	$0.22	$0.22	$0.21	—%	4.8%
Diluted	0.22	0.22	0.21	—%	4.8%

Cash dividends	$0.09	$0.08	$0.10	12.5%	(10.0)%
Shareholders' equity	11.34	10.90	11.16	4.0%	1.6%
Shareholders' equity (tangible)	8.37	8.08	8.19	3.6%	2.2%

Weighted average shares (basic)	178,471	189,467	181,251	(5.8)%	(1.5)%
Weighted average shares (diluted)	179,457	190,489	182,189	(5.8)%	(1.5)%
Shares outstanding, end of period	179,098	188,850	178,924	(5.2)%	0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.95%	1.01%	0.88%
Return on average shareholders' equity	8.05%	8.21%	7.34%
Return on average shareholders' equity (tangible)	10.96%	11.13%	9.96%
Net interest margin	3.27%	3.47%	3.31%
Efficiency ratio	70.16%	63.38%	67.53%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	March 31, 2015			March 31, 2014			December 31, 2014
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,095,528	$133,055	4.11%	$12,762,357	$134,749	4.28%	$13,056,153	$136,636	4.16%
Taxable investment securities	2,005,542	11,282	2.25%	2,257,773	13,266	2.35%	2,109,884	12,689	2.40%
Tax-exempt investment securities	229,082	3,212	5.61%	279,278	3,613	5.17%	241,711	3,249	5.38%
Equity securities	32,210	450	5.66%	33,922	429	5.11%	33,981	442	5.16%
Total Investment Securities	2,266,834	14,944	2.64%	2,570,973	17,308	2.70%	2,385,576	16,380	2.74%
Loans held for sale	17,002	173	4.07%	13,426	134	4.00%	15,340	201	5.24%
Other interest-earning assets	474,033	2,105	1.78%	258,803	882	1.36%	464,342	953	0.82%
Total Interest-earning Assets	15,853,397	150,277	3.83%	15,605,559	153,073	3.97%	15,921,411	154,170	3.85%
Noninterest-earning assets:
Cash and due from banks	105,271			199,641			110,292
Premises and equipment	226,391			226,295			224,516
Other assets	1,114,078			1,032,071			1,073,302
Less: allowance for loan losses	(183,927)			(203,201)			(189,029)
Total Assets	$17,115,210			$16,860,365			$17,140,492
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,135,927	$983	0.13%	$2,945,211	$909	0.13%	$3,145,658	$1,027	0.13%
Savings deposits	3,517,057	1,119	0.13%	3,351,871	1,035	0.13%	3,548,504	1,171	0.13%
Time deposits	3,061,593	7,721	1.02%	2,932,456	5,952	0.82%	3,016,834	7,333	0.96%
Total Interest-bearing Deposits	9,714,577	9,823	0.41%	9,229,538	7,896	0.35%	9,710,996	9,531	0.39%
Short-term borrowings	309,215	77	0.10%	1,208,953	633	0.21%	417,838	138	0.13%
FHLB advances and long-term debt	1,124,074	12,291	4.40%	883,532	10,698	4.88%	1,086,321	11,887	4.36%
Total Interest-bearing Liabilities	11,147,866	22,191	0.80%	11,322,023	19,227	0.69%	11,215,155	21,556	0.76%
Noninterest-bearing liabilities:
Demand deposits	3,662,040			3,243,424			3,630,780
Other	289,341			232,004			242,346
Total Liabilities	15,099,247			14,797,451			15,088,281
Shareholders' equity	2,015,963			2,062,914			2,052,211
Total Liabilities and Shareholders' Equity	$17,115,210			$16,860,365			$17,140,492
Net interest income/net interest margin (fully taxable equivalent)		128,086	3.27%		133,846	3.47%		132,614	3.31%
Tax equivalent adjustment		(4,505)			(4,281)			(4,576)
Net interest income		$123,581			$129,565			$128,038

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2015	2014	2014	2014	2014
Loans, by type:
Real estate - commercial mortgage	$5,163,845	$5,085,128	$5,131,375	1.5%	0.6%
Commercial - industrial, financial and agricultural	3,770,187	3,637,075	3,723,211	3.7%	1.3%
Real estate - home equity	1,721,300	1,755,346	1,735,769	(1.9)%	(0.8)%
Real estate - residential mortgage	1,370,376	1,336,323	1,378,452	2.5%	(0.6)%
Real estate - construction	688,690	576,346	697,741	19.5%	(1.3)%
Consumer	259,138	274,910	275,349	(5.7)%	(5.9)%
Leasing and other	121,992	97,229	114,256	25.5%	6.8%
Total Loans, net of unearned income	$13,095,528	$12,762,357	$13,056,153	2.6%	0.3%
Deposits, by type:
Noninterest-bearing demand	$3,662,040	$3,243,424	$3,630,780	12.9%	0.9%
Interest-bearing demand	3,135,927	2,945,211	3,145,658	6.5%	(0.3)%
Savings deposits	3,517,057	3,351,871	3,548,504	4.9%	(0.9)%
Time deposits	3,061,593	2,932,456	3,016,834	4.4%	1.5%
Total Deposits	$13,376,617	$12,472,962	$13,341,776	7.2%	0.3%
Short-term borrowings, by type:
Customer repurchase agreements	$173,625	$187,362	$183,331	(7.3)%	(5.3)%
Customer short-term promissory notes	86,258	102,000	87,338	(15.4)%	(1.2)%
Federal funds purchased	25,054	416,230	59,669	(94.0)%	(58.0)%
Short-term FHLB advances and other borrowings	24,278	503,361	87,500	(95.2)%	(72.3)%
Total Short-term Borrowings	$309,215	$1,208,953	$417,838	(74.4)%	(26.0)%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended
	Mar 31	Mar 31	Dec 31
	2015	2014	2014
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$185,931	$204,917	$191,108
Loans charged off:
Commercial - industrial, financial and agricultural	(1,863)	(5,125)	(8,712)
Consumer and home equity	(1,548)	(2,402)	(1,696)
Real estate - residential mortgage	(1,281)	(846)	(752)
Real estate - commercial mortgage	(709)	(1,386)	(920)
Real estate - construction	—	(214)	(464)
Leasing and other	(363)	(295)	(701)
Total loans charged off	(5,764)	(10,268)	(13,245)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	786	744	1,724
Consumer and home equity	492	565	419
Real estate - residential mortgage	159	116	132
Real estate - commercial mortgage	436	44	319
Real estate - construction	1,147	224	2,325
Leasing and other	171	164	149
Recoveries of loans previously charged off	3,191	1,857	5,068
Net loans charged off	(2,573)	(8,411)	(8,177)
Provision for credit losses	(3,700)	2,500	3,000
Balance at end of period	$179,658	$199,006	$185,931
Net charge-offs to average loans (annualized)	0.08%	0.26%	0.25%
NON-PERFORMING ASSETS:
Non-accrual loans	$129,929	$133,705	$121,080
Loans 90 days past due and accruing	19,365	21,225	17,402
Total non-performing loans	149,294	154,930	138,482
Other real estate owned	14,251	15,300	12,022
Total non-performing assets	$163,545	$170,230	$150,504
NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	46,331	45,876	45,237
Commercial - industrial, financial and agricultural	43,265	38,830	30,388
Real estate - residential mortgage	28,595	29,305	28,995
Consumer and home equity	16,939	20,087	17,330
Real estate - construction	14,140	20,758	16,399
Leasing	24	74	133
Total non-performing loans	149,294	154,930	138,482

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$31,574	$30,363	$31,308
Real-estate - commercial mortgage	23,468	19,514	18,822
Real estate - construction	7,791	8,430	9,241
Commercial - industrial, financial and agricultural	6,975	6,755	5,237
Consumer and home equity	3,118	2,622	3,013
Total accruing TDRs	$72,926	$67,684	$67,621
Non-accrual TDRs (1)	29,392	27,487	24,616
Total TDRs	$102,318	$95,171	$92,237
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	March 31, 2015			March 31, 2014			December 31, 2014
	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.50%	0.89%	1.39%	0.35%	0.89%	1.24%	0.35%	0.87%	1.22%
Commercial - industrial, financial and agricultural	0.26%	1.15%	1.41%	0.33%	1.09%	1.42%	0.17%	0.81%	0.98%
Real estate - construction	0.31%	2.09%	2.40%	0.43%	3.55%	3.98%	0.02%	2.38%	2.40%
Real estate - residential mortgage	1.75%	2.10%	3.85%	1.53%	2.20%	3.73%	1.96%	2.10%	4.06%
Consumer, home equity, leasing and other	0.92%	0.81%	1.73%	0.89%	0.96%	1.85%	0.80%	0.82%	1.62%
Total	0.62%	1.14%	1.76%	0.56%	1.22%	1.78%	0.52%	1.06%	1.58%

(2) Includes non-accrual loans

ASSET QUALITY RATIOS:
	Mar 31	Mar 31	Dec 31
	2015	2014	2014
Non-accrual loans to total loans	0.99%	1.05%	0.92%
Non-performing assets to total loans and OREO	1.25%	1.34%	1.15%
Non-performing assets to total assets	0.94%	1.01%	0.88%
Allowance for credit losses to loans outstanding	1.37%	1.56%	1.42%
Allowance for credit losses to non-performing loans	120.34%	128.45%	134.26%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.74%	9.87%	9.12%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	March 31	March 31	December 31
	2015	2014	2014
Shareholders' equity (tangible), per share
Shareholders' equity	$2,031,513	$2,058,719	$1,996,665
Less: Goodwill and intangible assets	(531,672)	(532,747)	(531,803)
Tangible shareholders' equity (numerator)	$1,499,841	$1,525,972	$1,464,862

Shares outstanding, end of period (denominator)	179,098	188,850	178,924

Shareholders' equity (tangible), per share	$8.37	$8.08	$8.19

Return on average common shareholders' equity (tangible)
Net income	$40,036	$41,783	$37,949
Plus: Intangible amortization, net of tax	85	204	205
Numerator	$40,121	$41,987	$38,154

Average shareholders' equity	$2,015,963	$2,062,914	$2,052,211
Less: Average goodwill and intangible assets	(531,732)	(532,901)	(531,955)
Average tangible shareholders' equity (denominator)	$1,484,231	$1,530,013	$1,520,256

Return on average common shareholders' equity (tangible), annualized	10.96%	11.13%	9.96%

Efficiency ratio
Non-interest expense	$118,478	$109,554	$117,720
Less: Intangible amortization	(130)	(315)	(315)
Numerator	$118,348	$109,239	$117,405

Net interest income (fully taxable equivalent)	$128,086	$133,846	$132,614
Plus: Total Non-interest income	44,737	38,506	42,101
Less: Investment securities gains	(4,145)	—	(848)
Denominator	$168,678	$172,352	$173,867

Efficiency ratio	70.16%	63.38%	67.53%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$163,545	$170,230	$150,504

Tangible shareholders' equity	$1,499,841	$1,525,972	$1,464,862
Plus: Allowance for credit losses	179,658	199,006	185,931
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,679,499	$1,724,978	$1,650,793

Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.74%	9.87%	9.12%